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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                           Vestcom International, Inc.
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                (Name of Registrant as Specified in Its Charter)


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June 5, 2000

Dear Fellow Shareholder:

         By now, you should have received our proxy statement and the white proxy card with respect to our June 14, 2000 Annual Meeting of Shareholders. In case you have not yet voted, we are enclosing another white proxy card and encourage you to vote in accordance with the recommendations described on the card.

         At the Annual Meeting, shareholders will elect seven Board members for a term of one year. We urge you to sign, date and return the white proxy card, indicating a vote in favor of the Board's nominees: Joel Cartun, Stephen R. Bova, Leonard J. Fassler, Brendan Keating, Fred S. Lafer, Robert J. Levenson and Richard D. White.

         As we have indicated in our proxy statement, management is encouraged by the Company's recent performance. In addition we also disclosed that we have retained CIBC World Markets to assist us in evaluating strategic alternatives. That process is ongoing, as are our efforts to improve shareholder value.

         Furthermore, shareholders will also be asked to vote upon three proposals made by TimeTrust. The Board urges you to vote against each of TimeTrust's proposals.

         Your vote is extremely important. Unless you have already returned your signed, white proxy card to us, please sign, date and return the enclosed white card at your earliest convenience.

                                                 Very truly yours,



                                                 Joel Cartun
                                                 Chairman of the Board